UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2008

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207.556.0300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 22, 2008, IDEXX Laboratories, Inc. (the “Company”), with IDEXX Distribution, Inc., IDEXX Operations, Inc., IDEXX Reference Laboratories, Inc., OPTI Medical Systems, Inc. and IDEXX Laboratories Canada Corporation, each a wholly-owned subsidiary of the Company (collectively, the “Borrowers”), entered into a Modification Agreement (the “Modification”) and Amendment No. 1 (the “Amendment”) to the Amended and Restated Credit Agreement, dated as of March 30, 2007, by and among the Borrowers, the lenders party thereto, and JPMorgan Chase Bank, National Association, as administrative agent (the “Amended and Restated Credit Agreement”).

The Modification amends the Amended and Restated Credit Agreement to increase the aggregate commitment available for borrowing by the Borrowers from $125 million to $200 million with funding from existing and new lenders. The additional borrowing capacity will be used by the Company for general corporate purposes of the Company and its subsidiaries. The Amendment provides for an optional further increase in the aggregate commitment up to $325 million subject to obtaining commitments from existing or new lenders and satisfying other conditions specified in the Amended and Restated Credit Agreement and the Amendment. Pricing under the Amended and Restated Credit Agreement remains unchanged.

The forgoing description of the Modification and Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Modification and Amendment, which is filed with this report as Exhibits 10.1 and 10.2, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Modification and Amendment is incorporated herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index attached to this Report, which is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: February 25, 2008	By:	/s/ Merilee Raines
Merilee Raines
Corporate Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1

Modification to Credit Agreement, dated as of February 22, 2008, among the Company, IDEXX Distribution, Inc., IDEXX Operations, Inc., IDEXX Reference Laboratories, Inc., OPTI Medical Systems, Inc. and IDEXX Laboratories Canada Corporation, the Lenders party thereto, JPMorgan Chase Bank, National Association, as administrative agent, and JPMorgan Chase Bank, National Association, Toronto Branch, as Toronto agent

10.2

Amendment No. 1 to Credit Agreement, dated as of February 22, 2008, among the Company, IDEXX Distribution, Inc., IDEXX Operations, Inc., IDEXX Reference Laboratories, Inc., OPTI Medical Systems, Inc. and IDEXX Laboratories Canada Corporation, the Lenders party thereto, JPMorgan Chase Bank, National Association, as administrative agent, and JPMorgan Chase Bank, National Association, Toronto Branch, as Toronto agent.